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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 15, 2002
                                                         ----------------



                          Artesyn Technologies, Inc.
            (Exact name of registrant as specified in its charter)

            Florida                           0-4466                      59-1205269
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification
         incorporation)                                                    Number)


            7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
               (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code (561) 451-1000
                                                          --------------


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Item 5.   Other Events.
------    ------------

        Artesyn Technologies, Inc. announced on January 16, 2002 that it has received a $50 million investment from an entity controlled by Mr. Bruce Cheng, founder and chairman of Delta Electronics, a leading global power supply, electronic component and video display manufacturer. The $50 million investment is being made in Artesyn through a five-year subordinated convertible note and issuance of warrants to purchase 1,550,000 shares of common stock of Artesyn. The Company will file a "shelf" registration statement with the Securities and Exchange Commission permitting the resale of the shares of common stock into which the note can be converted and the warrants can be exercised. In connection with the investment, Artesyn announced that it has also restructured its existing credit facility.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

(c)     Exhibits:

        4.1 Securities Purchase Agreement dated January 14, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.

        4.2 3% Convertible Note due January 15, 2007 issued by Artesyn Technologies, Inc. to Finestar International Limited.

        4.3 Warrant to Purchase Shares of Common Stock of Artesyn Technologies, Inc. dated January 15, 2002 issued by Artesyn Technologies, Inc. to Finestar International Limited.

        4.4 Registration Rights Agreement dated January 15, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.

         10 Waiver and Third Amendment to Credit Agreement, dated January 15, 2002, by and among Artesyn Technologies, Inc., Artesyn Cayman LP, Artesyn North America, Inc., Artesyn Technologies Communication Products, Inc., the Financial Institutions Party to the Credit Agreement as Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

         99 Press Release issued by Artesyn Technologies, Inc. dated January 17, 2002.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 16, 2002


                                            ARTESYN TECHNOLOGIES, INC.
                                            --------------------------
                                                   (Registrant)



                           /s/ Richard J. Thompson
                           -----------------------
                           Richard J. Thompson
                           Vice President - Finance and Chief Financial Officer

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